SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2003

AM Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-09856	23-1922958
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

900 AM Drive Quakertown, PA (Address of principal executive offices)		18951-2237 (Zip Code)

Registrant’s telephone number, including area code: (215) 538-8700

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Item 9. Regulation FD Disclosure

The Registrant announced today that it has filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1—Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM COMMUNICATIONS, INC.

Date: August 28, 2003	By:	/s/ LAWRENCE MITCHELL
Lawrence Mitchell
President and Chief Executive Officer

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